Investor Update April 11, 2014 EXHIBIT 99.2

The information included herein contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or incorporated by reference in this presentation that address ongoing or projected activities, events or trends that the Company expects, believes, anticipates or assumes will or may occur in the future, including such matters as future operating results, capital expenditures, development or redevelopment projects, distributions, financings or refinancings, acquisitions or dispositions (including the timing, amount and nature thereof), tenant leasing, performance and results of operations, trends of the real estate industry or markets generally, and Company business strategies and other matters of such nature are forward- looking statements. Such statements are based on expectations, beliefs, anticipations or assumptions which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Prospective investors are cautioned that any such statements are not guarantees of future performance and that future events and actual events, financial and otherwise, may differ materially from the events and results discussed in forward-looking statements. The Company has no obligation, and makes no undertaking, to publicly update or revise any forward-looking statements. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including without limitation the Company's most recent earnings release and supplemental financial schedules filed on Form 8-K and the Company's Annual Report on Form 10-K and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included therein, for a discussion of such risks and uncertainties. Safe Harbor Statement

Strategy and Portfolio Update Today’s Agenda 3 • Provide enhanced visibility into our business model and portfolio • Outline our long-term strategy and near-term focus areas to create shareholder value • Review our balance sheet and capital deployment strategy • Address follow-up questions Key Take Away: We are Committed to Executing a Strategic Plan That Transforms the CBL Portfolio to a Higher Level of Sustainable Growth

Company Overview Mall del Norte Laredo, TX

Founded in 1978 | Chattanooga, TN 150 properties totaling over 86M sq. ft. 30 states 94.7% $0.98 annually, ~5.5% yield Investment Grade: Leading Owner and Operator of Market Dominant Regional Malls Company Snapshot 5 35-year History of Developing, Acquiring and Managing Retail Real Estate Baa3 Moody’s BBB- Fitch History Retail Portfolio Geographic Footprint Occupancy (YE ’13) Dividend (1) Credit Rating (1) As of 4/10/14

Geographic Footprint 6 150 Properties in 30 States Totaling 86M+ Sq. Ft. 80 Malls 13 Office Buildings 11 Community Centers 4 Outlet Centers 13 Properties Managed For 3rd Parties 29 Adjacent Associated Centers Malls Outlet Centers As of 12/31/13

We are the Dominant Mall Owner in our Markets… Unique Model 7 …and the Industry Leading Operator of Dominant Middle Market Malls • Significant barriers to entry • Underserved markets provide attractive growth opportunity for retailers • Competitive retailer occupancy cost contributes to profitability • Well-positioned portfolio supported by: – Markets with a stable and growing population – Strong and diversified employment base, including government, healthcare and higher education 26 Miles is the average distance between a CBL mall and the nearest major competition 90% of Mall NOI from “Market Dominant” or “Only Game in Town” malls Source: Company Research, GreenStreet Advisors

Strategy and Portfolio The Outlet Shoppes at Atlanta Woodstock, GA

Goal: Maximize Shareholder Value While Maintaining Prudent Risk Profile Strategic Framework 9 Portfolio Transformation • Increase weighting of higher-growth assets through disposition of lower-growth properties • Aggressively pursue accretive redevelopment and expansion • Selectively develop and acquire higher-growth/ higher-return assets Operational Execution • Drive continued progress in SC NOI growth • Occupancy increases • New and renewal lease spreads • Tight expense control • Upgrade retailer quality • Retail credit risk management Strong Financial Foundation • Maintain & upgrade investment grade rating • Secure S&P rating • Strong and improving credit metrics • Sound capital structure and ample liquidity • Increase % of NOI from unencumbered assets • Maximize financial flexibility and minimize cost of capital

We Have Been Busy Transforming CBL… Recent Accomplishments 10 …And Have Made Significant Progress • Divested $220M of lower-growth assets in 2013 • Deployed over $200M into higher-growth assets including: – Invested $82M in redeveloping/expanding existing portfolio assets in 2013 at weighted average unleveraged returns of ~9% • Expanded Cross Creek Mall (Fayetteville, NC), a top performing asset; invested $15.8M at 9.8% unleveraged return – Opened The Outlet Shoppes at Atlanta; invested $60.4M at a ~12% unleveraged return • Strengthened the quality and productivity of retailers in portfolio • Achieved two investment grade ratings ahead of forecasted timeframe resulting in $450M inaugural bond offering • Significantly improved our key operating metrics over the last 3 years with occupancy +230 bps and sales psf +10.6%

Initiatives Will Produce Improvements Going Forward Where We Are  Where We Are Going 11 Today (2014) Future Vision Portfolio Occupancy (YE) 94.7% 96%+ Sales PSF $356 $400+ Leasing Spreads (Initial/Avg.) 8.2% / 11.8% Continued Improvement % Mall NOI Tier I & 2 78% 90%+ Tier 3 & Non-core 22% <10% % Mall NOI/Total Portfolio(1) 92% ~95%+ Portfolio SC NOI Growth 0.9% ~2.0 - 4.0% 2013 Future Vision

Portfolio Performance Will Benefit From Strategic Dispositions… Portfolio Stratification (2013) 12 …Allowing CBL to Focus Resources on Higher-Growth Assets Tier 1 (Sales PSF >$375) 3.0% 28.0% 31.4% 28.9% 97.7% $454 11.9% Tier 2 (Sales PSF $300 - $375) 0.5% 45.8% 46.4% 42.7% 95.3% $342 9.8% Tier 3 (Sales PSF < $300) (3.1)% 17.9% 20.3% 18.6% 91.5% $270 (0.4)% Non-core NA - 1.9% 1.8% - - - Total Mall Portfolio 0.5% 91.7% 100.0% 92.0% 94.8% $356 8.3% Associated Centers 0.0% 4.8% NA 4.5% 94.5% Community Centers 13.0% 2.5% NA 2.5% 96.7% Office/Other 11.2% 1.0% NA 1.0% 85.2% Total Portfolio 0.9% 100.0% NA 100.0% 94.7% % of Mall NOI % of Total NOI Occu- pancy Sales PSF Initial Lease Spread Growth | % of Same-Center NOI

Identified Disposition Portfolio

Dispositions Target More Mature, Lower-Growth Assets…

Sales

- 21 malls and related associated centers identified as disposition candidates
- Represents ~15% of total NOI
  - Est. Total Portfolio Value: $1.0B – $1.25B
  - CBL's Share of Total Debt: $590M
  - Est. Annual FFO Dilution [(1)]: $0.16 – $0.21 per share

Foreclosures/Restructurings

- Citadel Mall foreclosure completed in Jan. 2014
- 4 additional malls and one associated center identified/in process with lender discussions for foreclosure or restructure
  - CBL's Share of Total Debt: $349M
  - Est. Annual FFO Dilution: $0.02 per share

…Resulting in a Core Portfolio of Stronger, Higher-Growth Assets

CBL

(1) Funds from Operations ("FFO") Dilution range calculated net of assumed 6-8% return on reinvested equity.

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Goal: Increase % of Mall NOI From Higher Performing Tier 1 and Tier 2 Assets Selective Property Reduction 14 Exposure to NOI From Tier 3/Non-Core Assets Reduced by ~50% Number of Malls 10 (1) Number of malls and % of Mall NOI are as of 12/31/13. Pro forma assumes sales of properties identified and foreclosure/restructuring properties. Actual properties sold or outcome of foreclosure/restructuring may differ materially from pro forma illustration. 4 26 10 37 31 17 17 2013 Pro Forma Tier 1 Tier 2 Tier 3 Non-Core 11% of Mall NOI 89% of Mall NOI 78% of Mall NOI 22% of Mall NOI 84 58

% of Mall NOI Tier 1 31.4% 38.8% +23.6% Tier 2 46.4% 49.8% +7.3% Tier 3/Non-Core 22.2% 11.4% (48.6)% Total SC NOI Growth 0.9% 1.7% +80 bps Mall Occupancy 94.7% 95.6% +90 bps Sales PSF $356 $375 +$19 Initial Stabilized Mall Lease Spreads 8.3% 10.8% 250 bps Total Debt $5.5B $4.6B ($939)M Portfolio Today (12/31/13) Pro Forma Impact is Significant Impact of Portfolio Transformation 15 Pro Forma(1) Portfolio (12/31/13) Impact (1)Pro Forma metrics as of 12/31/13 exclude the malls and related associated centers identified as sales and exclude foreclosure/restructuring properties.

Goal: Execute a Transformative Disposition Strategy Within 24 – 36 Months… Tactical Disposition Approach 16 …Reinvest Proceeds Into Higher-Growth Opportunities • Currently marketing through traditional broker process: ‒ Lakeshore Mall ‒ York Galleria ‒ Stroud Mall ‒ Randolph Mall • In discussions for larger privately marketed portfolio of ~7 malls and will seek additional opportunities • Continued focus on balance of targeted asset sales Targeted Sales Portfolio • Begin discussions near maturity or DSCR nears 1x • Recent foreclosures with debt totaling ~$95M ‒ Citadel Mall (Jan. 14) ‒ Columbia Place (imminent) • CBL’s share of total debt related to three additional malls in process or for future foreclosure/restructure: $254M Working with Lenders on Foreclosure/ Restructure

Top Choice for Capital Allocation with Attractive Risk-Adjusted Returns Redevelopment and Expansion Overview 17 Steady Opportunity Within Existing Portfolio • Leverage anchor store relationships to source new redevelopment opportunities – Avg. Anchor Redevelopment Cost: $3M - 10M – Typical Initial Unleveraged Return 7 - 10% – Strong interest across the portfolio: sporting goods retailers, arts & crafts retailers, theaters, fashion junior anchors, restaurants, etc. • Focus remains on opportunities at highly productive centers • Add density through expansions, outparcel and self developments (1) Median Estimate $82 $156 (1) 2013 2014/2015E Redevelopment/Expansion Pipeline ($MM)

Redevelopment: Anchor Opportunities (1) Excludes four stores expected to close in 2014. (2) Excludes two Sears stores purchased by CBL in 2013 for redevelopment and one store closed after 12/31/13. (3) % of rent includes total gross rent on all owned and leased locations. 18 • 60 stores | 8.1M Sq. Ft. (2) – Owned | 40 Leased | 20 – Less than 0.8% of revenues • 67 stores | 7.7M Sq. Ft. (1) – Owned | 32 Leased | 35 – Less than 1.5% of revenues Leases Sq. Ft. % of Total JCP Rent (3) 2014 0 NA NA 2015 6 702k 17.3% 2016 5 607k 12.5% Leases Sq. Ft. % of Total Sears Rent (3) 2014 0 NA NA 2015 2 183k 5.7% 2016 3 273k 14.9% CBL Core Competency: Executing Proactive and Accretive Redevelopments of Underperforming Anchor Locations Lease Expirations

Property Project Overview Sq. Ft. Net Annual Rent (Est.) (1) Incremental Investment PF Return (Est.) (2) 2013 Expansions The District at Cross Creek Mall; The Shoppes at Southaven; Volusia Mall Restaurant District; Dick’s Sporting Goods at South County Center; West Towne Shops Addition 169k $4.2M $40.4M 10.4% Randolph Mall (3) Dillard’s  Dunham’s Sporting Goods 60k $0.3M $3.2M 9.3% Southpark Mall (3) Dillard’s  Dick’s Sporting Goods, restaurants/shops 82k $0.98M $12.2M 7.4% West Towne Crossing Gander Mountain. Nordstrom Rack 31k $0.5 –0.6M $5M – 6M 9% – 10% Monroeville Mall Boscov’s  Dick’s Sporting Goods 86k $0.75M $9.2M 8% -9% CoolSprings Galleria Sears  American Girl, H&M, Belk Home, shops/restaurants 160k $3.5 – 4.2M $50M – 60M ~7.0% Fayette Mall Sears  H&M, The Cheesecake Factory, shops/restaurants 115k $4.5 – 5.3M $55M – 65M ~7.0% Creating Value Through Redevelopment/Expansion… Redevelopment/Expansion Starts 19 …Generating Strong Standalone Returns and Enhancing the Total Mall 2013 – 2014 Construction Starts (1) Estimated rent net of applicable prior rent. (2) Pro Forma returns are burdened with a management fee, development fee and internal cost of funds. (3) Completed in 2013.

2014 Anchor Redevelopment …To the Next Level of Success Redevelopment of Former Sears Location Takes Fayette Mall… • 115k sq. ft. redevelopment project will deliver new-to-the-market, first class names Fayette Mall | Lexington, KY 2013 Sales PSF: $565 2013 YE Occupancy:100% 20 • Tremendous opportunity to capture underutilized anchor location in highly productive center • Contributes outsized growth to NAV with arbitrage between unleveraged return and cap rate

Additional Capital Allocation Opportunities

CBL Core Competency: New Development of Market Dominant Retail; Adding High-Growth, High-Return Assets to Core

- Outlet developments generate 10 - 12% initial unleveraged yield
  - The Outlet Shoppes at Atlanta ~ 11.7%
  - The Outlet Shoppes of the Bluegrass ~10.2%
- Additive pipeline of Market-Dominant Retail Properties generate 8 -10% unleveraged yield
  - Fremaux Town Center – Phase I and Phase II ~ 8.7%

The Outlet Shoppes of the Bluegrass

Simpsonville (Louisville), KY
Opening July 30, 2014
~96% Leased


Executed
Out For Signature
50-100%

Also Well-Positioned to Pursue Select New Acquisitions w/ JV Partners

CBL

Returns shown are pro forma including a management fee, development fee and internal cost of funds.

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Acadiana Mall Lafayette, LA Financial Overview

NOI: 2014 SC NOI Current SC Portfolio NOI Growth Bridge (1) 23 2013 SC Base ~$707 - 714 2014E Operating Expenses Contractual Rent Bumps $9 - 9.5 New Leases $27 - 28 Net Increase From Renewals $2.5 - 3 $(11) - (9) Lost Income Due To Downtime/ Fallout $(19) - (18) % Rent ~$700 Specialty/ Branding and Other $(0.5) - 0.5 $(1) - 0 2014 SC NOI Growth: +1.0 – 2.0% (1) NOI bridge based on budgets and assumptions for the full year 2014. Actual results may differ materially. $11.5 - 12.5 $8 - 10 $(1.5) - 0.5 $MM

Committed to Maintaining and Enhancing Investment Grade Credit Metrics Prudent Financial Profile 24 Sensible Financial Framework Provides Strong, Balanced Foundation •Maintain balanced capital structure with broad access to multiple capital sources •Reduce cost of capital •Continue to grow unencumbered asset pool and reduce secured debt over time •Maintain at least $500M - $700M availability of $1.3B credit facilities at all times •Return cash to shareholders while maintaining dividend payout < 55% of FFO •Continue to invest in redevelopments, expansions, developments and acquisitions •Recycle disposition proceeds into more productive assets and retiring secured debt •Consider opportunistic share repurchase •Debt/Total Asset Value < 50% •Debt/EBITDA < 7.0x •Fixed Charge Coverage (1) > 2.7x •Unencumbered NOI/Total Consolidated NOI > 50% Credit Metric Goals Capital Structure & Liquidity Goals Capital Allocation Goals (1) Charges include interest and preferred stock dividends.

Favorable Impact on Credit Metrics (1)… Impact of Transformation on Credit Metrics and Covenants 25 …Creating Substantial Coverage and Further Strengthening Balance Sheet 2009 2013  2014 Goals Debt/Total Assets 54.7% 51-53% 50-53% < 60% Secured Debt/ Total Assets 41.2% 28-30% 30-33% < 45% Unencumbered Assets/ Unsecured Debt 244.9% 235-245% 230-240% > 150% EBITDA/Interest Expense 3.2x 3.75-4.25x 4.0-4.4x > 1.5x Unencumbered NOI/ Total NOI 28% 45-50% 45-50% - EBITDA/Total Debt 7.2x 6.5-7.0x 6.0x-7.0x - As of 12/31/13 Pro Forma(2) CBL Goal Required (1) Credit Metrics represent consolidated metrics as defined by unsecured bond covenants except EBITDA/Total Debt which includes consolidated and unconsolidated. (2) 2013 credit metrics pro forma for the assumed sale of applicable consolidated properties and foreclosure/restructuring properties. Pro forma metrics assume credit lines availability is used to retire 2014-2016 mortgage maturities for wholly-owned assets.

CBL is Committed to Growing a High Quality Unencumbered Asset Pool Unencumbered Assets Progress 26 (1) Pro forma for payoff of St. Clair Square in January 2014. $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Wholly-owned Asset Loan Maturities ($MM) Existing Unencumbered Asset Pool (1) Gross Book Value Loan Balance as of 12/31/13 Number of Assets 72 1 7 11 9 2 Gross Book Value $2,870 $196 $785 $965 $570 $330 Loan Balance NA $113 $476 $513 $360 $174 WA Sales PSF $306 $563 $375 $316 $369 $356 WA.Occupancy % 92.2% 96.4% 96.4% 96.3% 98.1% 94.8% 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 Total Gross Book Value: $2.8B Total Loan Balance: $1.6B

Estimated 2014 Sources and Uses Estimated Sources $MM Net Cash Flow $276 Cash at 12/31/13 65 Coastal Grand Refi Gross Proceeds 65 Construction Loan Draws 95 Credit Line Usage 195 TOTAL ESTIMATED SOURCES $697 Estimated Uses $MM Development $(225) Common Stock Dividends (199) Mortgage Payoffs(1) (272) TOTAL ESTIMATED USES $(697) Estimated Credit Line Availability At 12/31/13 $1,071 At 12/31/14 876 2014 Estimated Usage $195 2014 Net Cash Flow Estimate 2014E Range ($MM) At Mid-point Adj. FFO Midpoint $2.22 - $2.26 $447 Deferred Maintenance 35 - 45 (40) Tenant Allowances 45 - 60 (53) Principal Amortization 75 - 80 (78) Est. Net Cash Flow $276 (1) Includes payoff of loans secured by Coastal Grand, Mall del Norte and St. Clair Square. 27 Pro Form Debt Balance $MM 12/31/13 Pro Rata Debt Balance $5,507 Principal Amortization (78) Mortgage Payoffs Net of Refi Proceeds (207) Construction Loan Draws (est.) 95 Credit Line Usage 195 12/13/14 Pro Forma Debt Balance $5,512

Friendly Center Greensboro, NC Summary

CBL Management is Committed to Accelerating the Pace of Change…. Key Take-Away 29 …Using Our Core Competencies to Generate Higher, Long-term Growth Proactively convert under- performing retail locations into higher- quality, higher productivity locations Divest lower growth assets Future CBL SC NOI Growth: 2 - 4% Sales PSF: $400+ SC NOI Growth: 1 – 2% Sales PSF: $356 CBL Today Drive growth through: • Accretive redevelopment • Value-added development • Select acquisitions

Appendix CoolSprings Galleria Nashville, TN

Improving Balance Sheet: Substantial Deleveraging Since 2008… Appendix 31 …With Total Debt Reduction of ~$1.1B Including $740M in Secured Debt $5,124 $4,989 $4,715 $4,830 $4,731 $4,383 $1,509 $1,197 $1,036 $437 $714 $679 $445 (2) $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2008 2009 2010 2011 2012 2013 Mortgage Loans Credit Facilities/Term Loans Senior Unsecured Bonds Debt / Market Cap Debt / GAV(1) (1) As defined by credit facility bank covenants. (2) Net of discount. ($MM) 86.3% 57.0% 74.4% 55.0% 59.6% 52.7% 59.7% 51.4% 53.8% 52.6% 56.7% 51.9% $6,633 $6,186 $5,751 $5,267 $5,445 $5,507

Debt Maturities (1) Appendix Well-laddered Maturities with Average of 10% of Total Maturing Annually 104 181 453 197 709 752 668 330 82 191 553 716 123 445(2) 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Credit Facilities/Term/Construction Loans Mortgage Loans Senior Unsecured Bonds $197 $709 $855 $849 $783 $82 $191 $553 $716 $568 32 ($MM) (1) Based on CBL’s share of consolidated and unconsolidated debt outstanding at 12/31/13 excluding premiums/discounts and assuming all available extension options have been exercised. (2) Net of discount.

Key Metrics Tracking to Objectives; Generally Trending Favorably Appendix 33 2.4x 2.5x 2.6x 2.9x 2010 2011 2012 2013 Interest Coverage 7.8x 7.1x 7.3x 7.2x 2010 2011 2012 2013 Total Debt/EBITDA 56.5% 52.9% 52.4% 54.7% 2010 2011 2012 2013 Total Debt/Undepreciated Book Value Of Assets1 43.5% 40.0% 42.2% 43.6% 2010 2011 2012 2013 FFO Payout Ratio (1) Consolidated properties as of December 31 of applicable year.

Achieved Improvements in Operating Metrics Appendix 34 2009 2013  2014 Goals Portfolio Occupancy 92.4% 94.7% + 230 bps +0 – 25 bps Sales PSF $322 $356 + 10.6% Maintain Avg. Leasing Spread (7.5%) 11.8% + 1,930 bps Double-digit spreads SC NOI Growth (1.3%) +0.9% + 220 bps +1 – 2% 2010 Goal

2014 Guidance - Reconciliation of EPS to FFO Appendix 35 2014 Adj. FFO Per Share Guidance: $2.22 – 2.26 Low High Expected dilution earnings per common share $0.62 $0.66 Adjusted to fully converted shares from common shares (0.10) (0.10) Expected earnings per diluted, fully converted share 0.52 0.56 Add: depreciation and amortization 1.79 1.79 Add: noncontrolling interest in earnings of Operating Partnership 0.09 0.09 Add: Est. impairment of Real Estate 0.03 0.03 Expected FFO per diluted, fully converted common share 2.43 2.47 Less: Est. net gain on debt forgiveness (0.21) (0.21) Expected Adj. FFO per diluted, fully converted common share $2.22 $2.26

Appendix 36 Tier 1 Acadiana Mall Lafayette, LA Cross Creek Mall Fayetteville, NC Dakota Square Mall (1) Minot, ND Fayette Mall Lexington, KY Friendly Center Greensboro, NC Hamilton Place Chattanooga, TN Imperial Valley Mall El Centro, CA Kirkwood Mall (1) Bismarck, ND Mall del Norte Laredo, TX Oak Park Mall Overland Park, KS Park Plaza Mall Little Rock, AR St. Clair Square Fairview Heights, IL Sunrise Mall Brownsville, TX The Outlet Shoppes at El Paso (1) El Paso, TX West County Center Des Peres, MO West Towne Mall Madison, WI Tier 2 Arbor Place Mall Douglasville, GA Asheville Mall Asheville, NC Brookfield Square Brookfield, WI Burnsville Center Burnsville, MN Cherryvale Mall Rockford, IL Coastal Grand Myrtle Beach, SC East Towne Mall Madison, WI Eastgate Mall Cincinnati, OH Eastland Mall Bloomington, IL Frontier Mall Cheyenne, WY Governor's Square Mall Clarksville, TN Greenbrier Mall Chesapeake, VA Hanes Mall Winston-Salem, NC Harford Mall Bel Air, MD Tier 3 Alamance Crossing Burlington, NC Bonita Lakes Mall Meridian, MS Cary Towne Center Cary, NC College Square Morristown, TN Fashion Square Saginaw, MI Foothills Mall Maryville, TN Hickory Point Mall Forsyth, IL Janesville Mall Janesville, WI Kentucky Oaks Mall Paducah, KY Non-Core/Lender Properties Citadel Mall (2) Charleston, SC Chapel Hill Mall Akron, Ohio Columbia Place Columbia, SC Madison Square Huntsville, AL Gulf Coast Town Center(3) Ft Myers, FL Triangle Town Center(3) Raleigh, NC Redevelopments Chesterfield Mall (4) Chesterfield, MO CoolSprings Galleria (4) Nashville, TN Fayette Mall – Sears Redevelopment (4) Lexington, KY Monroeville Mall Pittsburg, PA Northgate Mall Chattanooga, TN Tier 2 Cont. Honey Creek Mall Terre Haute, IN Jefferson Mall Louisville, KY Laurel Park Place Livonia, MI Layton Hills Mall Layton, UT Northpark Mall Joplin, MO Northwoods Mall N. Charleston, SC Old Hickory Mall Jackson, TN Parkdale Mall Beaumont, TX Parkway Place Huntsville, AL Post Oak Mall College Station, TX Richland Mall Waco, TX South County Center St. Louis, MO Southaven Towne Center Southaven, MS Southpark Mall Colonial Heights, VA The Outlet Shoppes at Atlanta(1) Woodstock, GA The Outlet Shoppes at Oklahoma City Oklahoma City, OK Turtle Creek Mall Hattiesburg, MS Valley View Mall Roanoke, VA Volusia Mall Daytona Beach, FL Westmoreland Mall Greensburg, PA York Galleria York, PA Tier 3 Cont. Lakeshore Mall Sebring, FL Meridian Mall Lansing, MI Mid Rivers Mall St. Peters, MO Midland Mall Midland, MI Pearland Town Center Pearland, TX Randolph Mall Asheboro, NC Regency Mall Racine, WI River Ridge Mall Lynchburg, VA Stroud Mall Stroudsburg, PA The Lakes Mall Muskegon, MI The Outlet Shoppes at Gettysburg Gettysburg, PA Walnut Square Dalton, GA Wausau Center Wausau, WI Westgate Mall Spartanburg, SC (1) New additions to the SC NOI pool. (2) The foreclosure of Citadel Mall was completed in February 2014. (3) New additions to the Non-Core/Lender Properties. Non-Core/Lender Properties are excluded from SC NOI calculation. (4) New additions to Redevelopments Pool. Redevelopment properties are excluded from SC NOI calculation.

Non-GAAP Financial Measures Appendix 37 Please refer to the Company’s Form 8-K filed on 02/05/14 for the reconciliations of the historical non-GAAP measures referred to below to the comparable GAAP financial measures. Funds From Operations FFO is a widely used measure of the operating performance of real estate companies that supplements net income (loss) determined in accordance with GAAP. The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as net income (loss) (computed in accordance with GAAP) excluding gains or losses on sales of depreciable operating properties and impairment losses of depreciable properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures and noncontrolling interests. Adjustments for unconsolidated partnerships and joint ventures and noncontrolling interests are calculated on the same basis. We define FFO allocable to common shareholders as defined above by NAREIT less dividends on preferred stock. The Company’s method of calculating FFO allocable to its common shareholders may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. The Company believes that FFO provides an additional indicator of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes the value of real estate assets declines predictably over time. Since values of well-maintained real estate assets have historically risen with market conditions, the Company believes that FFO enhances investors’ understanding of its operating performance. The use of FFO as an indicator of financial performance is influenced not only by the operations of the Company’s properties and interest rates, but also by its capital structure. The Company presents both FFO of its operating partnership and FFO allocable to its common shareholders, as it believes that both are useful performance measures. The Company believes FFO of its operating partnership is a useful performance measure since it conducts substantially all of its business through its operating partnership and, therefore, it reflects the performance of the properties in absolute terms regardless of the ratio of ownership interests of the Company’s common shareholders and the noncontrolling interest in the operating partnership. The Company believes FFO allocable to its common shareholders is a useful performance measure because it is the performance measure that is most directly comparable to net income (loss) attributable to its common shareholders. In the reconciliation of net income attributable to the Company's common shareholders to FFO allocable to its common shareholders, the Company makes an adjustment to add back noncontrolling interest in income (loss) of its operating partnership in order to arrive at FFO of its operating partnership. The Company then applies a percentage to FFO of its operating partnership to arrive at FFO allocable to its common shareholders. The percentage is computed by taking the weighted average number of common shares outstanding for the period and dividing it by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. FFO does not represent cash flows from operations as defined by accounting principles generally accepted in the United States, is not necessarily indicative of cash available to fund all cash flow needs and should not be considered as an alternative to net income (loss) for purposes of evaluating the Company’s operating performance or to cash flow as a measure of liquidity. The Company expects to recognize an estimated $43.0 million net gain on the extinguishment of debt in its first quarter 2014 results primarily in connection with the foreclosure of the mortgage loan encumbering Citadel Mall. Additionally, the Company expects to recognize a loss on impairment of real estate related to the pending sale of Lakeshore Mall in Sebring, FL. Considering the significance and nature of this item, the Company believes it is important to identify its impact on 2014 FFO measures for a reader to have a complete understanding of the Company’s results of operations. Therefore, the Company has also presented adjusted FFO measures for 2014 excluding this item. Same-Center Net Operating Income NOI is a supplemental measure of the operating performance of the Company's shopping centers and other properties. The Company defines NOI as property operating revenues (rental revenues, tenant reimbursements and other income) less property operating expenses (property operating, real estate taxes and maintenance and repairs) Similar to FFO, the Company computes NOI based on its pro rata share of both consolidated and unconsolidated properties. The Company's definition of NOI may be different than that used by other companies and, accordingly, the Company's NOI may not be comparable to that of other companies. Since NOI includes only those revenues and expenses related to the operations of its shopping center properties, the Company believes that same-center NOI provides a measure that reflects trends in occupancy rates, rental rates and operating costs and the impact of those trends on the Company's results of operations. The Company’s calculation of same-center NOI also excludes lease termination income, straight-line rent adjustments, and amortization of above and below market lease intangibles in order to enhance the comparability of results from one period to another, as these items can be impacted by one-time events that may distort same-center NOI trends and may result in same-center NOI that is not indicative of the ongoing operations of the Company’s shopping center and other properties. Pro Rata Share of Debt The Company presents debt based on its pro rata ownership share (including the Company's pro rata share of unconsolidated affiliates and excluding noncontrolling interests' share of consolidated properties) because it believes this provides investors a clearer understanding of the Company's total debt obligations which affect the Company's liquidity.